UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 5, 2015

Rockwell Collins, Inc.
(Exact name of registrant as specified in iCs charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Rd NE		52498
Cedar Rapids, Iowa		(Zip Code)
(Address of principal executive officers)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07. Submission of Matters to a Vote of Security Holders.
This Form 8-K/A to the Form 8-K filed on February 9, 2015 is being filed to correct the first sentence under Item 5.07 of that initial Form 8-K filing to read as follows:

At the Company's 2015 Annual Meeting of Shareowners on February 5, 2015, of the 132,945,592 shares outstanding and entitled to vote, 114,260,509.863 shares were represented, constituting a quorum.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC. (Registrant)

Dated: February 9, 2015

By:     /s/ Robert J. Perna
Robert J. Perna
Senior Vice President,
General Counsel and Secretary